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                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2

                             INSTITUTIONAL CLASS I
                                      AND
                             INSTITUTIONAL CLASS II

                        SUPPLEMENT DATED APRIL 20, 1999
                      TO PROSPECTUS DATED NOVEMBER 2, 1998

All Funds

Effective May 1, 1999, the Funds' distributor will change from VALIC Investment Services Company (VISCO) to A.G. Distributors, Inc., an affiliate of VALIC. All references to VISCO in this prospectus should instead refer to A.G. Distributors, Inc.

Craig R. Rodby has resigned as a Trustee and Officer of the Funds with the size of the Board being reset at 11. Nine of the Trustees are independent and two are VALIC employees.

On January 19, 1999, the Board of Trustees of the Series Company approved certain changes to the Funds' investment restrictions with respect to illiquid and restricted securities. Specifically, the section entitled "Illiquid and Restricted Securities" under "Types of Investments" is re-titled and replaced in its entirety with the following:

     ILLIQUID SECURITIES

     An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

     A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the Sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Trustees. If VALIC or the Sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

     All the Funds, except the Lifestyle Funds, may buy illiquid securities, but are restricted as to how much money they may invest in them.

The related sidebar should only reference illiquid securities.

In the "Fact Sheets" for the Large Cap Value Fund, Mid Cap Value Fund, Socially Responsible Fund, and Money Market Fund, please disregard all references to restricted securities under "Investment Strategy." The stated limit should refer to illiquid securities only.

American General Balanced Fund

R. Bryan Jacoboski is no longer a portfolio manager for the Fund. All of the other portfolio managers for the Fund identified in this prospectus will continue to manage the Fund.

American General Core Bond Fund

The "Fund Investments" guidelines included in the "Fact Sheet" should reflect that short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents and cash may constitute up to 35% of the Fund's total assets, rather than be included among investment grade fixed-income and other securities that must constitute at least 65% of the Fund's total assets.

American General Domestic Bond Fund

The "Fund Investments" guidelines included in the "Fact Sheet" should reflect that short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents and cash may constitute up to 35% of the Fund's total assets, rather than be included among investment grade fixed-income and other securities that must constitute at least 65% of the Fund's total assets.
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American General Money Market Fund

The first paragraph of the "Investment Strategy" section of the Fund's "Fact Sheet" is replaced in its entirety with the following:

     The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

American General Small Cap Value Fund

Bankers Trust Company, sub-adviser to the Fund, is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control the operations of Bankers Trust. Bankers Trust has informed the Funds that, under this new arrangement, the services provided to the Funds will be maintained at their current level. As a result of the foregoing transaction, on April 20, 1999, the Board approved a new investment sub-advisory agreement with Bankers Trust. The new sub-advisory agreement is identical to the current agreement with Bankers Trust except for the effective date.

David C. Faircloth, CFA, is now assisting in the management of the actively-managed portion of the Fund. Mr. Faircloth, Vice President and Portfolio Manager, joined Fiduciary Management Associates, Inc. in November 1998. Previously, Mr. Faircloth was Vice President and Portfolio Manager at the Northern Trust Company from 1990 until November 1998.

Also, Ms. Vorisek's name is not correct as it appears in the prospectus. Her correct full name is Kathryn A. Vorisek.

American General Socially Responsible Fund

The Fund has made certain changes to its social criteria. The following replaces the second sentence of the section entitled "Investment Objective" in the Fund's "Fact Sheet."

     The Fund does not invest in companies that are significantly engaged in:

     - the production of nuclear energy;

     - the manufacture of military weapons or delivery systems;

     - the manufacture of alcoholic beverages or tobacco products;

     - the operation of gambling casinos; or

     - business practices or the production of products that significantly pollute the environment.

Paul W. Green, CFA has assumed portfolio management responsibility for the Fund. Mr. Green has been Vice President and Investment Officer of VALIC since February 1999. Previously, Mr. Green was with BARRA, Inc., a financial consulting firm, since July 1993.

VA 10856-I/IIB